MORGAN STANLEY LEVERAGED FINANCE CONFERENCE Kenneth M. Sullivan Chief Financial Officer June 12, 2014

2 FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking" statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. Our forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to, the availability and prices of live hogs, feed ingredients (including corn), raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, adverse weather conditions, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with and changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to realize the anticipated strategic benefits of the acquisition of Smithfield Foods, Inc. by WH Group, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations and other risks and uncertainties described under Part I, Item 1A. "Risk Factors" in Smithfield's Transition Report on Form 10-K for the eight months ended December 29, 2013. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that we make speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

3 NON-GAAP MEASURE RECONCILIATIONS ($ mm) FY 10 FY 11 FY 12 FY 13 Net income ($101.4) $521.0 $361.3 $183.8 Add: Interest 266.4 245.4 176.7 168.7 Add: Income tax (113.2) 236.1 172.4 46.1 Add: Depreciation and amortization 242.3 231.9 242.8 239.9 EBITDA $294.1 $1,234.4 $953.2 $638.5 Adjustments: Loss on debt extinguishment 11.0 92.5 12.2 120.7 Cost savings initiative 5.3 26.3 2.7 PSF litigation settlement (19.1) 22.2 PCI insurance gain (120.6) Gain on business disposals (4.5) (18.7) CFG restructuring charges 38.7 CFG transaction expenses 6.4 Hog farm impairments 34.1 Pork group restructuring 17.3 Sioux City closure 13.1 Merger related costs Purchase accounting adjustments Adjusted EBITDA $370.4 $1,194.8 $1,035.4 $759.2 TTM Q1 CY 14 $227.5 178.4 69.5 237.7 $713.1 0.6 41.9 40.4 $796.0 ($ mm) Fresh Pork Packaged Meats Total Pork Hog Production International Corporate Consolidated Operating Profit $113.1 $392.3 $505.4 $48.1 $83.1 ($160.6) $476.0 Purchase accounting 5.1 7.5 42.6 (10.3) 8.1 0.4 Merg r related costs 41.9 41.9 Adjusted Op rating Profit $118.2 $429.8 $548.0 $37.8 $91.2 ($118.7) $558.3 Q1 CY2014 TTM

COMPANY OVERVIEW 4

5

SMITHFIELD – PART OF WH GROUP – IS UNDISPUTED MARKET LEADER WITH GLOBAL FOOTPRINT


萬洲國際
WH GROUP
73.3%
100%
37%
双汇发展
SHUANGHUI DEVELOPMENT
Asia's Largest Meat Company
China
Smithfield
US's Largest Pork Company
US
CAMPOFRIO
FOOD GROUP
Europe's Largest Packaged Meats Company [1]
Europe
UK
Netherlands
Germany
Belgium
Poland
France
Romania
Portugal
Spain
Italy
Smithfield
Farmland
ECKRICH
ARMOUR
John Morrell
Cook's
Gwaltney
CURLY'S
CARANDO
Margherita
Healthy Ones
NAVIDUL
Campofrio
MARCASSOUI
Aoste
Fiorucci
Shuanghui Development and Smithfield
JV in Mexico
Affiliate in Europe (Campofrio)

[1] Based on 2012 sales revenue

6 SMITHFIELD: LARGEST AND LEADING PLATFORM IN PORK INDUSTRY  More than 2x size of next largest competitor 1  Bigger than next 3 largest competitors combined 1  Numerous facilities with approximately 894,000 sows  Proprietary breeding stock enables Smithfield to market highly differentiated pork products  US leader by wide margin  Significantly larger than Tyson, JBS and Hormel  Eight plants with aggregate slaughter capacity of 113,000 hogs per day  #1 Supplier to export #1 World Hog Producer #1 World Pork Processor #1 US Packaged Pork Company  US leader by wide margin  #1 Supplier to retail  #1 Supplier to foodservice  #2 Supplier to deli  Brands ranked #1 in numerous product categories  Leading international presence  #1 position in several European countries Source: US Pork Powerhouses 2013 1 Based on percent of US sows

7 PORTFOLIO PERSPECTIVE ON SMITHFIELD FOODS  Produced 16.2 million hogs  Assured supply of consistent, high quality and traceable raw material to Pork segment  Smithfield is roughly 50% vertically integrated  Unique selling proposition for products and brands  3.8 billion pounds sold  Processed 28.6 million hogs  Key element of customer relationship  Balances cyclical component from Hog Production  Significant growth in export business (vast majority of exports are fresh meat)  2.8 billion pounds sold  Growing at 2-3% / year  Growth driven by 12 core brands  Leading market positioning in numerous product categories  Significant opportunity to drive distribution and share gains Hog Production (20% of Sales) Fresh (32% of Sales) Packaged (38% of Sales) International (10% of Sales) Pork Group (70% of Sales)  Meat Processing and Hog Production operations in Poland and Romania  37% interest in Campofrío Food Group  Leading Packaged Meats market shares in France, Spain, The Netherlands, Belgium and Portugal, as well as Poland and Romania  Becoming more significant contributor to overall profitability Note: All figures from the twelve months ending CY14Q1

8 OVERVIEW OF PORK SEGMENT 70% OF SALES Fresh Pork (32% of Sales) Packaged Meats (38% of Sales) Key Figures  $5.3bn sales  3.8bn pounds  $113mm operating profit  $4 / head  $8 / head CY14 Q1  $5 – $10 / head normalized range  $6.5bn sales  2.8bn pounds growing at 2% – 3% / year  $392mm operating profit  $0.14 / pound  $.19 / pound CY14 Q1  $0.15 – $0.20 / pound normalized range Growth Drivers  Improving product mix toward differentiated, branded and value-added products  Integrated platform  Exports  Lower per capita protein supplies  Higher prices for competing proteins  Increased consumer marketing  Product innovation  Capital investment  Broad-based gains in market share and distribution  Branded and value-added acquisitions Note: All figures from the twelve months ending CY14Q1 except as otherwise noted

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OVERVIEW OF HOG PRODUCTION SEGMENT

20% OF SALES

Highlights

- Sales: $3.4 billion
- Volume: 16.2 million hogs
- Assured supply of consistent, high quality and traceable raw material to Pork segment
- Specialized breeding stock produces leanest hogs commercially available
- Emphasize vertical integration to enhance the brands
  - All Natural
  - Group housing
  - Ractopamine-free
- Improved operating process to drive significant cost savings through efficiencies and productivity

Market Share of Top 6 US Hog Producers [1]


15 %
7 %
4 %
4 %
3 %
3 %
Long tail of small producers makes it more difficult for competition to control supply chain and meet customer specifications
Smithfield
Triumph
Seaboard
Maschoffs
Prestage
Iowa Select

Source: US Pork Powerhouses 2013

Note: Sales and volume data for the twelve months ending CY14Q1

[1] Based on percent of US sows; remainder of market share held by small to mid-sized producers

10 OVERVIEW OF THE INTERNATIONAL SEGMENT 10% OF SALES #1 France UK #1 Spain #1 P o rt u ga l #1 Italy #1 Romania #1 Poland Germany #1 Belgium #1 Netherlands TTM CY14Q1 International Segment Sales $1.6 billion Operating Profit $83 million Locations Europe & Mexico Wholly owned operations 37% Ownership of Campofrío Food Group Poland 46 % Western Europe 33 % Romania 10 % Mexico 8 % UK 3 % International Segment Sales 1 Animex & AgriPlus Campofrio Food Group (37% stock) Smithfield Prod & Smithfield Ferme Norson & Granjas Carroll de Mexico (50% JV) Smithfield Foods, Ltd. Note: Twelve months ending CY14Q1 sales (before inter-segment eliminations) and operating profit 1 Campofrío, Norson, and Granjas Carroll de México sales represent Smithfield’s share of equity investment and are not consolidated

FINANCIAL RESULTS & CREDIT METRICS 11

12 $196 $59 CY14 CY13 +234% $180 $129 CY14 CY13 Pork +40% $59 $22 CY14 CY13 Fresh Pork +171% $9 $(60) CY14 CY13 Hog Production … $121 $107 CY14 CY13 Packaged Meats +13% $37 $14 CY14 CY13 International +158% RECORD 2014 FIRST QUARTER RESULTS 2014 FIRST QUARTER HIGHLIGHTS •Net income +479% to first quarter record high of $105.3 million •Sales +3% to $3.4 billion •Operating profit and margins higher in every business segment •Export sales volume +17% CY14Q1 Operating Profit by Segment ($mm) Note: Operating expense attributable to the corporate segment was $30 million

13 STRONG FUNDAMENTALS, ORGANIC GROWTH INITIATIVES AND SYNERGIES WITH WH GROUP SHOULD FUEL SIGNIFICANTLY IMPROVED FULL YEAR 2014 RESULTS Segment CY14Q1 Results Pre-Merger Normalized Operating Profit and Margin % Ranges Volume CY14 Forecast Hog Production $2 per head 1% $10 per head average across cycle Consistent supply of 16 million head Above normalized Fresh Pork $8 per head 4% $5-10 per head ~3-6% Stable production at 29 million head Normalized Packaged Meats $0.19 per pound 8% $0.15-0.20 per pound ~7-10% 2.9 billion pounds growing at 2-3% per year Normalized International $37 million 10% $75-150 million ~5-11% N/A Normalized – middle to high Near term profitability will fall in normalized ranges; expect growth/synergy initiatives to expand normalized margins over next 36 months

14 ANNUAL EBITDA AVERAGES $1 BILLION THROUGH BUSINESS CYCLE Note: Refer to non-GAAP measure reconciliations

15 SEPARATE BALANCE SHEETS, CONSISTENT FINANCIAL POLICY RING-FENCED BALANCE SHEET • Strong management team that has built business over 30 years • Business growth has been funded through equity and operating cash flow generation • Historically, no use of leverage to fund growth or return of capital to shareholders • Financing plan based wholly on operating cash flow • Company has sufficient operating cash flow and access to financing channels to repay existing debt • Continuity of Smithfield’s managerial, strategic and financial autonomy; management retention agreements in place • Cash flow focus: consistent free cash flow generation from diversified business mix •Maintain creditor-focused financial policies: • Leverage reduction a priority, returning to pre-merger gross debt levels of <$2.5 billion • Net debt to EBITDA target <3x with ceiling of 4x for compelling strategic options • Net debt to capitalization target <40% • Target between $500 million to $1 billion of liquidity • Protect and improve credit rating levels

16 SIGNIFICANT PROGRESS TOWARDS DELEVERAGING GOAL $2,505 $3,428 ~ $3,100 <$2,500 April 2013 September 2013 (Merger Closing) Early June 2014 Goal Gross Debt & Capital Leases ($bn) Acquisition debt Reduced debt over $300 million in 8 months Return to pre- merger debt levels within 18-24 months post-merger

17 48% 41% 44% FY10 FY13 CY14Q1 CY14E Net Debt to Capital Goal of <40% $2.5 $2.2 $3.3 FY10 FY13 CY14Q1 CY14E Net Debt ($bn) 1 Goal of <$2.5bn gross debt SMITHFIELD RETURNING TO PRE-MERGER CREDIT QUALITY $1.2 $1.6 $0.8 FY10 FY13 CY14Q1 CY14E Liquidity ($bn) Goal of $0.5-1.0 bn 6.9x 2.9x 4.1x FY10 FY13 CY14Q1 CY14E Net Debt to Adjusted EBITDA 2 Goal of <3x 1 Net Debt is total debt and capital leases less cash 2 Refer to non-GAAP measure reconciliations

GROWTH INITIATIVES 18

19

SIGNIFICANT GROWTH POTENTIAL OF OUR PACKAGED MEATS PLATFORM

Packaged meats profitability has improved, but significant growth potential remains


6.1%
6.7%
7.6%
$347
$402
$470
FY11
FY12
FY13
Operating Profit ($ mm)
Operating Margin (%)

Sizeable opportunity to narrow price gap to competition


$3.03
$3.93
$4.35
$5.07
Smithfield
Hillshire
Oscar Mayer
Hormel
Packaged meats ASP ($/lb)

Packaged Meats Growth Drivers

- Broad-based gains in market share, distribution and margins, as well as higher selling prices, fueled by
  - Increased consumer marketing
  - Product innovation
  - Capital investment
- Integration of independent operating companies to improve competitive cost structure and align organization to better serve customer needs

Every $0.01/lb of margin improvement increases operating profit by $30 million

Source: Information Resources, Inc. (IRI) 52 weeks ending 02/16/14

20 FRESH PORK GROWTH OPPORTUNITIES IN EXPORT MARKETS $0.71 $0.62 $0.75 $0.72 $1.09 $1.12 $0.95 $1.28 $1.42 $0.66 C h ile Bra zi l EU M ex ic o C h in a A u stral ia V ie tn am K o re a Ja p an Live Hog Price ($/lb) US Live Hog Price 3 Year Avg ($/lb) 29% 19% 25% 28% 32% 35% 50% 75 % Gl o b al Ca n ad a Ja p an K o re a M ex ic o C h in a/ H K P h ill ip in es Russ ia Smithfield share of US export volume (TTM CY14Q1) Competitive Globally #1 US Pork Exporter Note: Live hog cost estimate week ending 05/10/14; EU is average of Denmark, France, Germany, Hungary, Netherlands, Poland, Romania and Spain

21 CHINA REPRESENTS A PARTICULARLY HUGE GROWTH OPPORTUNITY FOR SMITHFIELD Source: Frost & Sullivan 53.9 111.3 China US Average protein consumption in 2012 (kg) PRC pork consumption 2012-2018E CAGR=3.08% In 2012, 75.34% of global pork consumption growth came from China Per capita pork consumption is increasing; PRC imports rising 14% 67% 86% 33% China US Pork consumption structure in 2012 Fresh pork Packaged meats PRC packaged pork consumption 2012-2018E CAGR=7.58% Chinese pork consumption structure shifting to value added packaged meats 149 227 237 225 381 916 620 676 1,090 955 926 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 mm lbs Last 10 years display dramatic increase in pork exports from US to China

22 SYNERGY OPPORTUNITIES FOR SMITHFIELD AS PART OF WH GROUP Direct sale of fresh pork Use in production of Shuanghui packaged meats Use in production of Smithfield high-end products 1 2 3 Fresh Pork Onshore Reduce domestic supply to improve and stabilize profitability Chilled & Frozen Preferred supplier of US grade high quality raw materials Western style hams, bacon, sausage, etc. US Pork Arbitrage fresh pork trade to maximize profits Leverage vertically integrated business model to supply ractopamine-free pork to China United States: World’s largest Pork Exporter China: World’s Largest Pork Consumption Market

23 ACCESS TO LARGEST COLD CHAIN LOGISTICS NETWORK IN CHINA AND ROBUST SALES AND DISTRIBUTION NETWORK IS GAME CHANGER Logistics Coverage Distribution Center Dedicated rail lines • Covering 31 provinces in China • Over 630,000 POS China Packaged Meats Sales Network • Covering 27 provinces in China • Over 24,000 POS (including over 17,000 Shuanghui Designated Stores) China Fresh Pork Sales Network Transportation And Storage • Over 1,200 refrigerated transport vehicles • Over 200 ambient temperature transport vehicles • 7 dedicated rail lines (6 self-owned) Positioning And Monitoring • Information management and real-time monitoring Cold Storage Technology • Covering and monitoring throughout entire process Leverage Smithfield Customer Relationships Globally To Expand Sales Presence

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US PORK MARKET IS INELASTIC

MARGIN RESPONDS POSITIVELY TO CHINA EXPORTS


2007 EXPORT IMPACT
Implied impact from exports=$8.63/hd
$30.00
$20.00
$10.00
$-
$(10.00)
$(20.00)
$(30.00)
$(40.00)
January
February
March
Aril
May
June
July
August
September
October
November
December
P&L/hd
2007 avg=$3.14
2007 carcass months=$11.77
2007 non-carcass months=($5.49)


2011 EXPORT IMPACT
Implied impact from exports=$5.80/hd
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$(5.00)
$(10.00)
$(15.00)
January
February
March
Aril
May
June
July
August
September
October
November
December
P&L/hd
2011 avg=$4.92
2011 carcass months=$10.72
2011 non-carcass months=($0.88)

25 Segment Pre-Merger Operating Profit and Margin % Ranges Estimated Volume Hog Production $10 per head average across cycle Consistent supply of 16 million head Fresh Pork $5-10 per head ~3-6% Stable production at 29 million head Packaged Meats $0.15-0.20 per pound ~7-10% 2.9 billion pounds growing at 2-3% per year International $75-150 million ~5-11% N/A GROWTH INITIATIVES & SYNERGIES EXPECTED TO IMPROVE SMITHFIELD’S MARGINS BY 100 – 200 BPS 100 – 200 bps = $140 – $280 million annually

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